Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
In the ordinary course of business, the Bank has various outstanding commitments and contingent liabilities that are not reflected in the accompanying consolidated financial statements.  In addition, the Bank is a defendant in certain claims and legal actions arising in the ordinary course of business.  In the opinion of management, after consultation with legal counsel, the ultimate disposition of these matters is not expected to have a material adverse effect on the consolidated financial condition of the Company.

In conjunction with its lending activities, the Bank enters into various commitments to extend credit. The Bank also issues letters of credit.  Loan commitments (unfunded loans and unused lines of credit) and letters of credit are issued to accommodate the financing needs of the Bank's customers.  Loan commitments are agreements by the Bank to lend at a future date, so long as there are no violations of any conditions established in the agreement.  Letters of credit commit the Bank to make payments on behalf of customers when certain specified events occur.

Financial instruments where the contract amount represents the Bank's credit risk include commitments under pre-approved but unused lines of credit of $173.3 million and $163.8 million and letters of credit of $4.5 million and $3.0 million at December 31, 2022 and 2021, respectively. These loan and letter of credit commitments are subject to the same credit policies and reviews as loans on the balance sheet.  Collateral, both the amount and nature, is obtained based upon management's assessment of the credit risk.  Since many of the extensions of credit are expected to expire without being drawn, the total commitment amounts do not necessarily represent future cash requirements.

Included in the loan commitments noted above were unused credit card loan commitments of $10.7 million and $8.0 million and undisbursed loans in process of $22.7 million and $21.4 million at December 31, 2022 and 2021, respectively.  The Bank also had $970,000 in outstanding commitments on mortgage loans approved but not yet closed at December 31, 2022 compared to $3.3 million at December 31, 2021.  These commitments, which are funded subject to certain limitations, extend over varying periods of time with the majority being funded within 45 days.

At December 31, 2022 and 2021, the Bank had outstanding commitments to sell approximately $913,000 and $4.0 million of loans, respectively, which encompassed the Bank’s held for sale loans.  The Bank also has commitments to sell mortgage loans not yet closed, on a best efforts basis.  Best efforts means the Bank suffers no penalty if they are unable to deliver the loans to the potential buyers.  The fair value of the Bank’s commitment to originate mortgage loans at committed interest rates and to sell such loans to permanent investors is insignificant.